EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Far East Energy Corporation (the Company) for the period ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the Report), the undersigned, Andrew Lai, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. section 1350, that:

(a)           to my knowledge the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 10, 2008

U/s/ Andrew Lai
Andrew Lai
Chief Financial Officer